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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 26, 2001


                             CORNELL COMPANIES, INC.
              Exact Name of Registrant as Specified in its Charter


            DELAWARE                    1-14472                76-0433642
    State of Incorporation or   Commission File Number       I.R.S. Employer
          Organization                                     Identification No.



          1700 WEST LOOP SOUTH, SUITE 1500
                   HOUSTON, TEXAS                               77027
       Address of Principal Executive Offices                (Zip Code)

                                 (713) 623-0790
                         Registrant's telephone number,
                               including area code

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ITEM 5.       OTHER EVENTS.

              Cornell Companies, Inc., a Delaware corporation (the "Registrant"), entered into an Underwriting Agreement dated November 26, 2001 (the "Underwriting Agreement"), among the Registrant and the underwriters named therein in connection with the Registrant's public offering of up to 3,000,000 (3,450,000 including over-allotment, if any) shares of common stock of the Registrant. The Underwriting Agreement is included as Exhibit 1.1 to this Form 8-K.

         Filed as Exhibit 99.1 to this Form 8-K is the press release issued by the Registrant relating to such public offering. The Registrant's Prospectus Supplement dated November 27, 2001 to the Prospectus dated November 24, 1999 relating to the public offering includes a description of certain risk factors relating to the offering and ownership of the Registrant's securities in general, which descriptions are set forth on
Exhibit 99.2 attached hereto.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (c)   EXHIBITS.

                    Exhibit
                    Number   Description
                    ------   -----------
                    1.1      Underwriting Agreement dated November 26, 2001,
                             among the Registrant and the underwriters named
                             therein.

                    99.1     Press Release dated November 27, 2001.

                    99.2     Risk Factors from Prospectus Supplement dated
                             November 27, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 30, 2001

                                 CORNELL COMPANIES, INC.


                                 By:   /s/ JOHN L. HENDRIX
                                      ------------------------------------------
                                        John L. Hendrix
                                        Senior Vice President and Chief
                                        Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number     Description
------     -----------
1.1        Underwriting Agreement, dated November 26, 2001, among the
           Registrant and the underwriters named therein.

99.1       Press Release dated November 27, 2001.

99.2       Risk Factors from Prospectus Supplement dated November 27, 2001.